EXHIBIT 99.1

                                  PRESS RELEASE

     LOS ANGELES--(BUSINESS WIRE)--April 30, 2004--Universal Detection Technology (OTCBB:UDTT - News; Frankfurt:UDTT) (the "Company") announced today that it has commenced a private offering of its securities under Section 4(2) and/or Regulation D of the Securities Act of 1933. In this private placement, the Company will offer for sale a minimum of $250,000 of Units on a "best efforts all or none" basis and an additional $750,000 of Units on a "best efforts" basis (the "OFFERING"). The Offering is being made solely to accredited investors through a registered broker dealer firm. Upon the mutual agreement of the Company and the placement agent, the Company may offer for sale an additional $1,000,000 of Units. A Unit will consist of one share of common stock and a Class A Warrant and a Class B Warrant, each exercisable by the holder thereof to purchase one-half share of common stock. The Company intends to use the proceeds of the Offering for working capital and general corporate purposes.

     The securities being offered by the Company have not been registered under the Securities Act of 1933, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. Neither the United States Securities and Exchange Commission nor any other regulatory agency has passed upon the merits of, or given its approval to, any securities offered or the terms of the Offering. Nor has the Securities and Exchange Commission or any other regulatory authority passed upon the accuracy or completeness of any Offering circular or other selling literature. The securities offered are offered pursuant to an exemption from registration under the federal securities laws and the laws of the various states. Any representation to the contrary is a criminal offense.

     This press release is not an offer to sell or the solicitation of an offer to buy any securities, and shall not constitute an offer, solicitation, or sale in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c of the Securities Act of 1933, as amended.

     THIS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS BASED ON OUR CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS, MANAGEMENT'S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY US. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT ARE STATEMENTS THAT COULD BE DEEMED FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE SAFE HARBOR CLAUSE OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENT OF THE COMPANY TO BE MATERIALLY AND ADVERSELY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE, OR ACHIEVEMENT EXPRESSED OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. OUR ACTUAL RESULTS COULD DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS RELEASE AND THAT MAY AFFECT THE COMPANY'S PROSPECTS IN GENERAL INCLUDE, BUT ARE NOT LIMITED TO: THE FUNDING OF AMOUNTS OF CAPITAL ADEQUATE TO PROVIDE FOR THE WORKING CAPITAL NEEDS OF THE COMPANY; ACTIONS OF COMPETITORS; OUR ABILITY TO TIMELY AND COST EFFECTIVELY COMPLETE THE DEVELOPMENT OF OUR PRODUCTS TARGETED TO THE BIO-CHEMICAL AND MEDICAL MARKETS; COMMERCIAL ACCEPTANCE OF OUR PRODUCTS;

PRODUCT DEMAND, MARKET COMPETITION AND GENERAL ECONOMIC CONDITIONS; AND, OTHER FACTORS AS ARE DESCRIBED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDING OUR ANNUAL REPORT ON FORM 10-KSB, RECENT QUARTERLY REPORTS ON FORM 10-QSB, RECENT CURRENT REPORTS ON FORMS 8-K AND 8-K/A, AND OTHER SECURITIES AND EXCHANGE COMMISSION FILINGS. WE UNDERTAKE NO OBLIGATION AND DO NOT INTEND TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS FOR ANY REASON.

        Contact:

             Investor Relations Services, Inc., New Smyrna Beach, FL Dan Kinnison, 386/409-0200
             or
             Universal Detection Technology, Los Angeles
             Jacques Tizabi, 310/248-3655
             jtizabi@udetection.com